UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

CARLISLE COMPANIES INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2015. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M83277-P62049 CARLISLE COMPANIES INCORPORATED Meeting Type: Annual Meeting For holders as of: March 11, 2015 Date: May 6, 2015 Time: 12:00 noon ET Location: CARLISLE COMPANIES INCORPORATED 11605 NORTH COMMUNITY HOUSE ROAD, SUITE 600 CHARLOTTE, NC 28277 ATTN: STEVEN J. FORD, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Hilton Garden Inn Toledo Perrysburg 6165 Levis Commons Blvd. Perrysburg, Ohio 43551

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: M83278-P62049 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may obtain directions to the 2015 Annual Meeting in order to vote in person by visiting the Company's website at: www.carlisle.com/2015proxymaterials. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card. .XXXX XXXX XXXX XXXX Notice of 2015 Annual Meeting of Shareholders Proxy Statement 2014 Annual Report How To Vote Please Choose One of the Following Voting Methods

Voting Items 2. Advisory vote to approve the Company’s executive compensation. 5. To approve the Company’s amended and restated Incentive Compensation Program to increase the number of shares available for issuance thereunder. 6. To transact any other business properly brought before the meeting. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year. 4. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. 1. To elect the three directors nominated by the Board of Directors. Nominees: The Board of Directors recommends you vote FOR the following: 01) James D. Frias 02) Lawrence A. Sala 03) Magelan C. Webert The Board of Directors recommends you vote FOR the following proposals: M83279-P62049

M83280-P62049

Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ! Your vote is important. Thank you for voting. M83285-P60418 ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain CARLISLE COMPANIES INCORPORATED ANNUAL MEETING FOR HOLDERS AS OF 3/11/15 TO BE HELD ON 5/6/15 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: The Notice of 2015 Annual Meeting of Shareholders, Proxy Statement, 2014 Annual Report 2. Advisory vote to approve the Company’s executive compensation. 5. To approve the Company’s amended and restated Incentive Compensation Program to increase the number of shares available for issuance thereunder. 6. To transact any other business properly brought before the meeting. 3. To ratify the appointment of Ernst & young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year. 4. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. DESCRIPTION OF VOTING RIGHTS In accordance with the Company’s Restated Certificate of Incorporation, the number of votes each shareholder will be entitled to cast at the annual meeting will depend on when the shares were acquired and whether there has been a change in beneficial ownership since the date of acquisition. Shares acquired AFTER March 10, 2011 are entitled to one vote per share at the 2015 annual meeting. Shares are entitled to 5 votes per share at the 2015 annual meeting if they were acquired BEFORE March 11, 2011 and have been held continuously by the same beneficial owner since they were acquired. Please confirm below the number of shares beneficially owned for each category as of March 11, 2015: Number of shares acquired BEFORE March 11, 2011 and entitled to 5 votes per share. Number of shares acquired AFTER March 10, 2011 and entitled to 1 vote per share. If you do not provide confirmation, all shares will be entitled to 1 vote per share. The Board of Directors reserves the right to require evidence to support this confirmation. 01) James D. Frias 02) Lawrence A. Sala 03) Magelan C. Webert 1. To elect the three directors nominated by the Board of Directors. Nominees: The Board of Directors recommends you vote FOR the following: ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: